UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 11, 2007

HEMAGEN DIAGNOSTICS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-11700	04-2869857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )
9033 Red Branch Road, Columbia, Maryland	21045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (410) 740-3198

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(c)           On July 11, 2007, Catherine M. Davidson was appointed as the Company’s Principal Accounting and Financial Officer.  Since April 2007, Ms. Davidson has been the Company’s controller.  For the five years prior to joining Hemagen, Ms. Davidson served as the Chief Financial Officer of Pepco Building Services, Inc., a company engaged in the business of commercial HVAC  services, electrical maintenance and testing services, and building controls.

There are no family relationships among Ms. Davidson and any directors or officers of the Company.

There have been no transactions nor are there any proposed transactions between the Company and Ms. Davidson that would require disclosure pursuant to Item 404(a) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HEMAGEN DIAGNOSTICS, INC.

Date: July 16, 2007	By:	/s/Catherine M. Davidson
Catherine M. Davidson
Principal Accounting and Financial Officer